EXHIBIT 10.29(a)

	AGREEMENT OF
	ASSIGNMENT OF LIFE INSURANCE DEATH BENEFIT
	AS COLLATERAL


	(Execute in duplicate)


	A.	For value received, the undersigned hereby assigns, transfers and sets over to Atlantic Coast Airlines, Inc., its successors or assigns, (herein called the "Assignee") the death benefit under Policy No. _______________, issued by the Minnesota Mutual Life Insurance Company (hereinafter called the "Insurer") and any supplementary contracts issued in connection therewith
(said policy and contracts being herein called the "Policy"); upon the life of __________________ (the "Owner") subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

	B.	It is understood and agreed that the Assignee shall have the sole right to collect from the Insurer a portion of the net proceeds of the Policy, when it becomes a claim by death, equal to the total amount of the then existing Liabilities, and that all other rights under the Policy, including, by way of illustration and not limitation, the right to surrender the Policy, the right to make Policy loans, the right to designate and change the beneficiary, and the right to elect and to receive dividends are reserved exclusively to the Owner of the Policy and are excluded from this assignment and do not pass by virtue hereof and may be exercised by the Owner on the sole signature of the owner. Nothing herein shall affect funds, if any, now or hereafter held by the Insurer for the purpose of paying premiums under the Policy.

	C.	The Assignee covenants and agrees with the undersigned as follows:

		1.	That any balance of sums payable by the Insurer upon the
death of the undersigned under the Policy remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Insurer to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

		2.	That the Assignee, not having any right to obtain policy
loans from the Insurer, will not take any steps to borrow against the Policy, except that the Owner of the Policy MAY direct the Insurer to pay the proceeds of any Policy loan to the Assignee, in which event the Assignee shall reduce the amount of existing Liabilities by the amount of such Policy loan and interest accrued to the date such Policy loans are repaid by the Assignee.

		3.	That the Assignee will upon request forward without
unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement; provided, however, that any such designation, change or election shall be made subject to this assignment and to the rights of the Assignee hereunder.

		4.	That, upon surrender of the Policy or any portion thereof or upon the surrender of any or all of the paid-up additions standing to the credit of the Policy, if any, by the Owner at any time before any death benefit is payable under the Policy, the Assignee shall have the sole right to collect such surrender proceeds of the Policy or any such surrender value of such paid-up additions.

	D.	This assignment of a portion of the life insurance death benefit under the Policy is made as collateral security for all liabilities of the Owner, or any of them, to the Assignee, either now existing or that may hereafter arise with respect to premiums advanced for or paid on the Policy by the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

	E.	The Insurer is hereby authorized to recognize the Assignee's claim hereunder without investigating the validity or the amount of the Liabilities, or the application to be made by the Assignee of any amount to be paid to the Assignee. The sole receipt of the Assignee for any sum received shall be a full disclosure and release therefore to the Insurer. A check for all or any part of the insurance death benefit payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee in such amount as may be requested by the Assignee.

	F.	Except as otherwise provided in the Split Dollar Agreement
effective as of the
1st day of July, 1996 by and between the Assignee and the Owner, the Assignee shall be under no obligation to pay any premium on the Policy. The principal of or interest on any loans or advances on the Policy, or any other charges on the Policy shall be an obligation of the Owner, and not an obligation of the Assignee, except as otherwise specifically provided herein under Paragraph C.2.

	G.	The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the insurance death benefit payable under the Policy hereby assigned without resorting or regard to other security.

	H.	In the event of any conflict between the provisions of this
assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

	I.	The undersigned declares no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.


Signed and sealed this               day of
             , 19         .






	        Witness							    Owner




									   Address




ACCEPTANCE OF ASSIGNMENT
							      Date




ATTEST						ATLANTIC COAST AIRLINES, INC.





BY:                                                      		BY:

	      Signature and Title				         Signature and
Title








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